EXHIBIT 10.13

THIRD AMENDMENT
TO THE
RELIANCE STEEL & ALUMINUM CO.
DEFERRED COMPENSATION PLAN
(Amended and Restated Effective January 1, 2013)

THIS THIRD AMENDMENT (the “Amendment”) to the Reliance Steel & Aluminum Co. Deferred Compensation Plan, as amended from time to time (the “Plan”) is made as of July 24, 2023.

WHEREAS, Reliance Steel & Aluminum Co. (the “Company”) maintains the Plan to provide a select group of management or highly compensated employees the opportunity to defer receipt of compensation;

WHEREAS, for purposes of this Amendment, capitalized terms used herein that are not defined shall have the meanings given to them in the Plan;

WHEREAS, pursuant to Section 11.2 of the Plan, the Committee or the Company is authorized to amend or modify the Plan from time to time; and

WHEREAS, the Committee desires to amend the Plan as set forth herein;

NOW, THEREFORE, the Plan is hereby amended as follows, effective as of the date set forth above:

1.	The definition “Bonus” in Article 1 is hereby deleted in its entirety and replaced with the following.

“Bonus” shall mean any cash compensation in addition to Base Salary, earned by a Participant under any Employer’s annual bonus and cash incentive plans.

2.	The definition of “Participant” in Article 1 is hereby deleted in its entirety and replaced with the following.

“Participant” shall mean any Employee (a) who is selected to participate in the Plan, and (b) whose executed Plan Agreement (if requested by the Committee), Election Form and Beneficiary Designation Form are returned to the Committee; and (b) whose executed Plan Agreement (if requested by the Committee) is accepted by the Committee. A Participant may remain a Participant throughout his or her period of employment, even if he or she is no longer eligible to make future deferrals or receive Company contributions. Furthermore, a Participant shall remain a Participant following his or her Separation from Service for as long as he or she has an Account Balance and/or is entitled to a Company contribution in the Plan Year following his or her Separation from Service based on services performed during the Plan Year of his or her Separation from Service.

3.	The definition of “Years of Service” in Article 1 is hereby deleted in its entirety.
4.	Section 3.2 is deleted in its entirety and replaced with the following.

3.2Timing of Deferral Elections; Effect of Election Form.

(a)General Timing Rule for Deferral Elections. Except as otherwise provided in this Section 3.2, in order for a Participant to make a valid election to defer Base Salary and/or Bonus, the Participant must submit an Election Form on or before the deadline established by the Committee, which in no event shall be later than the December 31 preceding the Plan Year during which the services will be performed to earn such Base Salary and/or Bonus.

Any deferral election made in accordance with this Section 3.2(a) shall be irrevocable on December 31st preceding the Plan Year during which such services are to be performed, and shall continue in force for subsequent Plan Years unless and until modified. Any such modification shall be in accordance with this Section 3.2(a) and shall be applied prospectively for Plan Years beginning after the date the Committee receives the modified Election Form.

(b)Timing of Deferral Elections for Newly Eligible Plan Participants. A selected Employee who first becomes eligible to participate in the Plan on or after the beginning of a Plan Year, as determined in accordance with Treas. Reg. §1.409A-2(a)(7)(ii) and the “plan aggregation” rules provided in Treas. Reg. §1.409A-1(c)(2), may be permitted to make an election to defer the portion of Base Salary and/or Bonus attributable to services to be performed after such election, provided that the Participant submits an Election Form on or before the deadline established by the Committee, which in no event shall be later than 30 days after the Participant first becomes eligible to participate in the Plan.

If a deferral election made in accordance with this Section 3.2(b) relates to compensation earned based upon a specified performance period, the amount eligible for deferral shall be equal to (i) the total amount of compensation for the performance period, multiplied by (ii) a fraction, the numerator of which is the number of days remaining in the service period after the Participant’s deferral election is made, and the denominator of which is the total number of days in the performance period.

Any deferral election made in accordance with this Section 3.2(c) shall become irrevocable no later than the 30th day after the date the selected Employee becomes eligible to participate in the Plan.

5.	Section 5.1 is hereby deleted in its entirety and replaced with the following.

5.1Change In Control Benefit. In the event that a Change in Control occurs prior to the Participant’s Separation from Service or death, the Participant shall receive his or her vested Account Balance in the form of a lump sum payment (the “Change in Control Benefit”). The Benefit Distribution Date for the Change in Control Benefit, if any, shall be the first day of the month following the date on which the Change in Control occurs.

6.	Section 6.1 is hereby deleted in its entirety and replaced with the following.

6.1Frozen Retirement Benefit. This Section 6.1 shall be applicable to the Plan Years prior to the 2013 Plan Year. If a Participant experiences a Separation from Service that qualifies as a Retirement prior to a Change in Control or the Participant’s death, the Participant shall receive the portion of his or her vested Account Balance equal to the sum of the Participant’s vested Annual Accounts for the Plan Years prior to the 2013 Plan Year in the form of a lump sum payment or an Annual Installment Method over a period of five years, as elected by the Participant in accordance with Section 6.2 (the “Frozen Retirement Benefit”). A

Participant’s Frozen Retirement Benefit shall be calculated as of the close of business on or about the applicable Benefit Distribution Date for such benefit, which shall be (i) the first day of the seventh month following the date on which the Participant experiences such Separation from Service if the Participant is a Specified Employee, and (ii) for all other Participants, the first day of the month following the date on which the Participant experiences a Separation from Service; provided, however, if a Participant changes the form of distribution for the Frozen Retirement Benefit in accordance with Section 6.2(b), the Benefit Distribution Date for the Frozen Retirement Benefit shall be determined in accordance with Section 6.2(b).

7.	Section 7.1 is hereby deleted in its entirety and replaced with the following.

7.1Termination Benefit. This Section 7.1 shall be applicable to Plan Years beginning on or after January 1, 2013. If a Participant experiences a Separation from Service prior to a Change in Control or the Participant’s death, the Participant shall receive his or her vested Account Balance, less the Frozen Termination Benefit (defined below), in the form of a lump sum payment or an Annual Installment Method over a period of five years, as elected by the Participant in accordance with Section 7.2 (the “Termination Benefit”). A Participant’s Termination Benefit shall be calculated as of the close of business on or about the applicable Benefit Distribution Date for such benefit, which shall be (i) the first day of the seventh month following the date on which the Participant experiences such Separation from Service if the Participant is a Specified Employee, and (ii) for all other Participants, the first day of the month following the date on which the Participant experiences a Separation from Service; provided, however, if a Participant changes the form of distribution for one or more Base Salary Annual Accounts in accordance with Section 7.2(a)(ii), Bonus Annual Accounts in accordance with Section 7.2(b)(ii), and/or Company Contribution Annual Accounts in accordance with Section 7.2(c)(ii), the Benefit Distribution Date for the Base Salary Annual Account(s), Bonus Annual Account(s), and Company Contribution Annual Account(s) subject to such change shall be determined in accordance with Section 7.2(a)(ii), 7.2(b)(ii), and/or 7.2(c)(ii), as applicable.

8.	Section 7.3 is hereby deleted in its entirety and replaced with the following.

7.3Frozen Termination Benefit. This Section 7.3 shall be applicable to the Plan Years prior to the 2013 Plan Year. If a Participant experiences a Separation from Service that does not qualify as a Retirement prior to a Change in Control or the Participant’s death, the Participant shall receive the portion of his or her vested Account Balance equal to the sum of the Participant’s vested Annual Accounts for the Plan Years prior to the 2013 Plan Year in the form of a lump sum payment or an Annual Installment Method over a period of five years, as elected by the Participant in accordance with Section 7.3(a) (the “Frozen Termination Benefit”). A Participant’s Frozen Termination Benefit shall be calculated as of the close of business on or about the applicable Benefit Distribution Date for such benefit, which shall be (i) the first day of the seventh month following the date on which the Participant experiences such Separation from Service if the Participant is a Specified Employee, and (ii) for all other Participants, the first day of the month following the date on which the Participant experiences a Separation from Service; provided, however, if a Participant changes the form of distribution for the Frozen Termination Benefit in accordance with Section 7.3(b), the Benefit Distribution Date for the Frozen Termination Benefit shall be determined in accordance with Section 7.3(b).

(a)A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive his or her Frozen Termination Benefit in a lump sum or pursuant to an Annual Installment Method over a period of five years. If a Participant does not make any election with respect to the payment of the Frozen Termination

Benefit, then such Participant shall be deemed to have elected to receive the Frozen Termination Benefit as a lump sum.

(b)A Participant may change the form of payment for the Frozen Termination Benefit only once by submitting an Election Form to the Committee in accordance with the following criteria:

(i)The election shall not take effect until at least 12 months after the date on which the election is made;

(ii)The new Benefit Distribution Date for the Participant’s Frozen Termination Benefit shall be five years after the Benefit Distribution Date that would otherwise have been applicable to such benefit; and

(iii)The election must be made at least 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to the Participant’s Frozen Termination Benefit.

For purposes of applying the provisions of this Section 7.3(b), a Participant’s election to change the form of payment for the Frozen Termination Benefit shall not be considered to be made until the date on which the election becomes irrevocable. Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to the Participant’s Frozen Termination Benefit. Subject to the requirements of this Section 7.3(b), the most recent Election Form that has become effective shall govern the form of payout of the Participant’s Frozen Termination Benefit.

(c)The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant’s Benefit Distribution Date. Remaining installments, if any, shall be paid no later than 60 days after each anniversary of the Participant’s Benefit Distribution Date.

9.	Section 8.1 is hereby deleted in its entirety and replaced with the following.

8.1Death Benefit. This Section 8.1 shall be applicable to Plan Years beginning on or after January 1, 2013. If a Participant dies prior to a Change in Control or the Participant’s Separation from Service, the Participant’s Beneficiary(ies) shall receive his or her vested Account Balance, less the Frozen Death Benefit (defined below), in the form of a lump sum payment or an Annual Installment Method over a period of five years, as elected by the Participant in accordance with Section 8.2 (the “Death Benefit”). A Participant’s Death Benefit shall be calculated as of the close of business on or about the applicable Benefit Distribution Date for such benefit, which shall be the first day of the month following the date on which the Committee is provided with proof that is satisfactory to the Committee of the Participant’s death; provided, however, if a Participant changes the form of distribution for one or more Base Salary Annual Accounts in accordance with Section 8.2(a)(ii), Bonus Annual Accounts in accordance with Section 8.2(b)(ii), and/or Company Contribution Annual Accounts in accordance with Section 8.2(c)(ii), the Benefit Distribution Date for the Base Salary Annual Account(s), Bonus Annual Account(s), and Company Contribution Annual Account(s) subject to such change shall be determined in accordance with Section 8.2(a)(ii), 8.2(b)(ii), and/or 8.2(c)(ii), as applicable.

10.	Section 8.3 is hereby deleted in its entirety and replaced with the following.

8.3Frozen Death Benefit. This Section 8.3 shall be applicable to the Plan Years prior to the 2013 Plan Year. If a Participant dies prior to a Change in Control or the Participant’s Separation from Service, the Participant’s Beneficiary(ies) shall receive the portion of his or her vested Account Balance equal to the sum of the Participant’s vested Annual Accounts for the Plan Years prior to the 2013 Plan Year in the form of a lump sum payment or an Annual Installment Method over a period of five years, as elected by the Participant in accordance with Section 8.3(a) (the “Frozen Death Benefit”). A Participant’s Frozen Death Benefit shall be calculated as of the close of business on or about the applicable Benefit Distribution Date for such benefit, which shall be the first day of the month following the date on which the Committee is provided with proof that is satisfactory to the Committee of the Participant’s death; provided, however, if a Participant changes the form of distribution for the Frozen Death Benefit in accordance with Section 8.3(b), the Benefit Distribution Date for the Frozen Death Benefit shall be determined in accordance with Section 8.3(b).

(a)A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive his or her Frozen Death Benefit in a lump sum or pursuant to an Annual Installment Method over a period of five years. If a Participant does not make any election with respect to the payment of the Frozen Death Benefit, then such Participant shall be deemed to have elected to receive the Frozen Death Benefit as a lump sum.

(b)A Participant may change the form of payment for the Frozen Death Benefit only once by submitting an Election Form to the Committee in accordance with the following criteria:

(i)The election shall not take effect until at least 12 months after the date on which the election is made; and

(ii)The election must be made at least 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to the Participant’s Frozen Death Benefit.

For purposes of applying the provisions of this Section 8.3(b), a Participant’s election to change the form of payment for the Frozen Death Benefit shall not be considered to be made until the date on which the election becomes irrevocable. Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to the Participant’s Frozen Death Benefit. Subject to the requirements of this Section 8.3(b), the most recent Election Form that has become effective shall govern the form of payout of the Participant’s Frozen Death Benefit.

(c)The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant’s Benefit Distribution Date. Remaining installments, if any, shall be paid no later than 60 days after each anniversary of the Participant’s Benefit Distribution Date.

11.	Except as otherwise amended herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer as of the date first set forth above.

Reliance Steel & Aluminum Co.

By: /s/ Arthur Ajemyan

Name: Arthur Ajemyan

Title: Chief Financial Officer